UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 15, 2018

ALEXION PHARMACEUTICALS, INC.
-----------------------------------------------------------
(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
------------------	------------------	---------------
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
121 Seaport Boulevard, Boston, Massachusetts 02210
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (475) 230-2596
Not Applicable
(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 15, 2018, a complaint was filed against Alexion Pharmaceuticals, Inc. by Chugai Pharmaceutical Co., Ltd. in the U.S. District Court for Delaware alleging that ALXN1210 infringes a U.S. patent held by Chugai. We believe that we have valid legal defenses against Chugai’s infringement claims. Accordingly, we intend to oppose these claims and intend to proceed with our business plans for ALXN1210.

This Form 8-K contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995, including statements related to the Chugai litigation and our business plans for ALXN1210. Forward-looking statements are subject to factors that may cause Alexion's results and plans to differ materially from those forward-looking statements, including uncertainties related to our legal proceedings and other risks set forth from time to time in Alexion's filings with the SEC, including but not limited to the risks discussed in Alexion's Quarterly Report on Form 10-Q for the period ended September 30, 2018. Alexion disclaims any obligation to update any of these forward-looking statements  to reflect events or circumstances after the date hereof, except when a duty arises under law.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2018	ALEXION PHARMACEUTICALS, INC.

By: /s/ Douglas Barry_______________
Name: Douglas Barry
Title: Vice President, Corporate Law